Item 12(b)

EX-99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Ethan Powell, Executive Vice President and Principal Executive Officer of Highland Funds II (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Ethan Powell
Ethan Powell Executive Vice President and Principal Executive Officer

Date: December 3, 2015

I, Brian Mitts, Secretary, Principal Financial Officer and Principal Accounting Officer of Highland Funds II (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Brian Mitts
Brian Mitts Secretary, Principal Financial Officer and Principal Accounting Officer

Date: December 3, 2015